                                OPPENHEIMER REAL ESTATE FUND
                           Supplement dated July 28, 2003 to the
                              Prospectus dated August 27, 2002

      The Prospectus is changed as follows:

1.  The following is added at the end of the paragraph titled "The Manager's
    Fees" on page 10:

     "Effective  July 28, 2003, the Manager will waive its management  fees such that total annual  operating  expenses  for Class A shares do not exceed  1.50%.
This  undertaking is pro-rated for the remainder of the fiscal year ending after that date, is voluntary and may be amended or withdrawn at any time."

July 28, 2003                                               PS0590.002